SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                    Form 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 16, 1999

                             3D SYSTEMS CORPORATION
               (Exact Name of Registrant as Specified in Charter)


        Delaware                      0-22250                   95-4431352
     (State of Other                (Commission               (IRS Employer
Jurisdiction of Incorporation)       File Number)           Identification No.)



                                26081 Avenue Hall
                           Valencia, California 91355
                    (Address of Principal Executive Offices)

                                 (805) 295-5600
                         (Registrant's Telephone Number)


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ITEM  5.    OTHER EVENTS

      Reference is made to the press release of Registrant, issued on February 16, 1999, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 22, 1999                   3D SYSTEMS CORPORATION

                                    By  /S/ FRANK J. SPINA
                                       -------------------------------
                                          Frank J. Spina
                                          Vice President &
                                          Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBITS                                                           PAGE NUMBER
--------                                                           -----------

99.1              Press Release dated February 16, 1999.                5